POWER OF ATTORNEY

     We, the undersigned officers and directors of U.S. Global Investors, Inc. ("Company"), do hereby severally constitute and appoint Frank E. Holmes, Susan
B. McGee, and Bobby D. Duncan and each of them acting singularly, as our true and lawful attorneys, with full powers to them and each of them to sign for us, in our names in the capacities indicated below, the Annual Report of the Company on Form 10-K, and any amendments thereto, to be filed with the Securities and Exchange Commission and to take such further action in respect thereto as they, in their sole discretion, deem necessary to enable the Trust to comply with the provisions of the Securities Act of 1933, as amended, the Securities Act of 1934, as amended, and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys to any and all documents related to said annual report.

     IN WITNESS WHEREOF, we have hereunto set our hands on the dates indicated below.

SIGNATURE                      TITLE                              DATE


/s/ Frank E. Holmes
---------------------
Frank E. Holmes                Chairman of the Board          September 26, 2001
                               Chief Executive Officer
                               Chief Investment Officer

/s/ Thomas F. Lydon
------------------------
Thomas F. Lydon                Director                       September 26, 2001


/s/ J. Stephen Penner
------------------------
J. Stephen Penner              Director                       September 26, 2001


/s/ Jerold H. Rubinstein
------------------------
Jerold H. Rubinstein           Director                       September 26, 2001


/s/ Roy D. Terracina
------------------------
Roy D. Terracina               Director                       September 26, 2001

/s/ Bobby D. Duncan
------------------------
Bobby D. Duncan                Chief Operating Officer        September 26, 2001
                               Chief Financial Officer

/s/ Tracy Peterson
------------------------
Tracy C. Peterson              Chief Accounting Officer       September 26, 2001


/s/ Susan B. McGee
------------------------
Susan B. McGee                 President                      September 26, 2001
                               General Counsel